                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 29, 1999



                            CABLE TV FUND 14-A, LTD.
                            ------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                      0-15378                      84-1024657
-----------------------       ---------------------          -------------------
(State of Organization)       (Commission File No.)            (IRS Employer
                                                             Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                  (303) 792-3111
---------------------------------------------------         --------------------
(Address of principal executive office and Zip Code             (Registrant's
                                                               telephone no.
                                                            including area code)

Item 2.  Disposition of Assets
         ---------------------

     On March 29, 1999, Cable TV Fund 14-A, Ltd., a Colorado limited partnership (the "Partnership"), sold the cable television system serving the areas in and around Buffalo, Minnesota (the "Buffalo System") to an unaffiliated party for a sales price of $26,605,000, subject to customary closing adjustments. The sale was approved by the holders of a majority of the Partnership's limited partnership interests. From the proceeds of the Buffalo System's sale, the Partnership repaid $13,500,000 on its revolving credit facility, paid a brokerage fee to The Intercable Group, Ltd., an affiliate of Jones Intercable, Inc., the general partner of the Partnership, totaling $665,125, representing
2.5 percent of the sales price, for acting as a broker in this transaction, settled working capital adjustments and deposited $1,200,000 into an interest-bearing indemnity escrow account. The remaining net sale proceeds of approximately $10,874,000 will be distributed to the Partnership's limited partners of record as of March 29, 1999. This distribution will be made in April 1999. Because the distribution to the limited partners from the sale of the Buffalo System, together with all prior distributions, will not return to the limited partners more than 125 percent of the capital initially contributed to the Partnership by the limited partners, all of the net proceeds from the sale of the Buffalo System will be distributed to the limited partners. The limited partner distribution from the sale of the Buffalo System will represent $68 for each $500 limited partnership interest, or $136 for each $1,000 invested in the Partnership.

     The $1,200,000 of the sale proceeds placed in the indemnity escrow account will remain in escrow until June 27, 1999 as security for the Partnership's agreement to indemnify the buyer under the asset purchase agreement. The Partnership's primary exposure, if any, relates to the representations and warranties made about the Buffalo System in the asset purchase agreement. Any amounts remaining from this interest-bearing indemnity escrow account and not claimed by the buyer at the end of the escrow period, plus interest earned on the escrowed funds, will be returned to the Partnership. From this amount, the Partnership will pay any remaining liabilities and the Partnership will then distribute the balance to its partners. The Partnership will continue in existence at least until any amounts remaining from the indemnity escrow account have been distributed. If any disputes with respect to the indemnification arise, the Partnership would not be dissolved until such disputes were resolved.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     a. Historical financial statements.

        Not applicable.

     b. Pro forma financial statements.

     A description of the pro forma financial information of Cable TV Fund 14-A, Ltd. reflecting the disposition of the Buffalo System is attached.

     c. Exhibits.
        --------

        2.1 Asset Purchase Agreement dated as of November 6, 1998, between Cable TV Fund 14-A, Ltd. and Bresnan Communications Company, L.P. is incorporated by reference from the Partnership's Proxy Statement on Schedule 14A filed on January 26, 1999 (Commission File No. 15378).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CABLE TV FUND 14-A, LTD.

                              By:   Jones Intercable, Inc.,
                                    its general partner


Dated: April 2, 1999                By:  /s/ Elizabeth M. Steele
                                         -----------------------
                                         Elizabeth M. Steele
                                         Vice President

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          OF CABLE TV FUND 14-A, LTD.

     The following unaudited pro forma balance sheet assumes that as of December 31, 1998, Cable TV Fund 14-A, Ltd. (the "Partnership") had sold the cable television system serving subscribers in and around Buffalo, Minnesota (the "Buffalo System") for $26,605,000. Upon closing of the sale of the Buffalo System, the Partnership repaid $13,500,000 of the then-outstanding balance on its revolving credit facility, paid a brokerage fee of $665,125, or 2.5 percent of the sales price, settled working capital adjustments totaling approximately $366,000 and deposited $1,200,000 into an indemnity escrow account. The remaining net proceeds of $10,874,000 will be distributed, in April 1999, to the Partnership's limited partners of record as of the closing date of the sale of the Buffalo System. This distribution will give the Partnership's limited partners an approximate return of $68 for each $500 limited partnership interest, or $136 for each $1,000 invested in the Partnership. Because the distribution to the limited partners from the sale of the Buffalo System, together with all prior distributions, will not return to the limited partners 125 percent of the capital initially contributed to the Partnership by the limited partners, the General Partner will not receive a general distribution from the sale of the Buffalo System.

     The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF DECEMBER 31, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 14-A, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               December 31, 1998

                                                                    Pro Forma     Pro Forma
                                                    As Reported    Adjustments     Balance
                                                    -----------   -------------  -----------
ASSETS
Cash and Cash Equivalents                           $   357,145   $ 10,781,183   $11,138,328
Trade Receivables, net                                  454,788       (178,085)      276,703
Investment in Cable Television Properties:
  Property, plant and equipment, net                 35,362,500    (10,134,573)   25,227,927
  Franchise costs and other intangibles, net          1,541,203         (3,975)    1,537,228
                                                    -----------   ------------   -----------

     Total investment in cable
              television properties                  36,903,703    (10,138,548)   26,765,155
Deposits, Prepaid Expenses and Deferred Charges         757,085      1,035,860     1,792,945
                                                    -----------   ------------   -----------

Total Assets                                        $38,472,721   $  1,500,410   $39,973,131
                                                    ===========   ============   ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                              $23,432,210   $(13,500,000)  $ 9,932,210
  Trade accounts payable and accrued liabilities      2,991,502       (745,701)    2,245,801
  Subscriber prepayments                                123,905        (55,216)       68,689
  Accrued distribution to limited partners                    -     10,874,000    10,874,000
                                                    -----------   ------------   -----------

     Total Liabilities                               26,547,617     (3,426,917)   23,120,700
                                                    -----------   ------------   -----------

Partners' Capital:
  General Partner                                       (24,635)             -       (24,635)
  Limited Partners                                   11,949,739      4,927,327    16,877,066
                                                    -----------   ------------   -----------

     Total Partners' Capital                         11,925,104      4,927,327    16,852,431
                                                    -----------   ------------   -----------
  Total Liabilities and Partners' Capital           $38,472,721   $  1,500,410   $39,973,131
                                                    ===========   ============   ===========

     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma balance sheet.

                            CABLE TV FUND 14-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998

                                                                   Pro Forma     Pro Forma
                                                   As Reported    Adjustments     Balance
                                                   -----------   ------------   -----------
REVENUES                                           $23,458,429   $ (5,798,504)  $17,659,925
COSTS AND EXPENSES:
    Operating expenses                              15,199,086     (3,220,627)   11,978,459
    Management fees and allocated overhead from
        the General Partner                          2,644,584       (651,376)    1,993,208
    Depreciation and amortization                    8,662,922     (2,046,595)    6,616,327
                                                   -----------   ------------   -----------

OPERATING LOSS                                      (3,048,163)       120,094    (2,928,069)
                                                   -----------   ------------   -----------
OTHER INCOME (EXPENSE):
    Interest expense                                (1,641,112)       896,800      (744,312)
    Other, net                                         304,162        105,229       409,391
                                                   -----------   ------------   -----------
         Total other income (expense), net          (1,336,950)     1,002,029      (334,921)

INCOME BEFORE EQUITY IN NET LOSS
   OF CABLE TELEVISION JOINT VENTURE                (4,385,113)     1,122,123    (3,262,990)
EQUITY IN NET INCOME OF CABLE
   TELEVISION JOINT VENTURE                         22,599,271              -    22,599,271
                                                   -----------   ------------   -----------

NET INCOME                                         $18,214,158   $  1,122,123   $19,336,281
                                                   ===========   ============   ===========

NET INCOME PER LIMITED
   PARTNERSHIP INTEREST                            $    113.54                  $    119.64
                                                   ===========                  ===========

    The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma statement.

                            CABLE TV FUND 14-A, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the Buffalo System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma balance sheet assumes that the Partnership had sold the Buffalo System as of December 31, 1998. The unaudited pro forma statement of operations of the Partnership assumes that the Partnership had sold the Buffalo System as of January 1, 1998.

     3) Upon closing of the sale of the Buffalo System, the Partnership repaid $13,500,000 of the then-outstanding balance on its revolving credit facility, paid a brokerage fee of $665,125, or 2.5 percent of the sales price, settled working capital adjustments totaling approximately $366,000 and deposited $1,200,000 into an indemnity escrow account. The remaining net proceeds of $10,874,000 will be distributed, in April 1999, to the Partnership's limited partners of record as of the closing date of the sale of the Buffalo System. This distribution will give the Partnership's limited partners an approximate return of $68 for each $500 limited partnership interest, or $136 for each $1,000 invested in the Partnership. Because the distribution to the limited partners from the sale of the Buffalo System, together with all prior distributions, will not return to the limited partners 125 percent of the capital initially contributed to the Partnership by the limited partners, the General Partner will not receive a general distribution from the sale of the Buffalo System.

     4) The estimated gain recognized from the sale of the Buffalo System and corresponding estimated distribution to limited partners as of December 31, 1998 has been computed as follows:

Gain on Sale of Assets:

Contract sales price                                                              $ 26,605,000
Less:  Net book value of investment in
        cable television properties
        at December 31, 1998                                                       (10,138,548)
       Brokerage Fee to The Jones Group, Ltd.                                         (665,125)
                                                                                  ------------

Gain on sale of assets                                                            $ 15,801,327
                                                                                  ============

Distributions to Partners:
Contract sales price                                                              $ 26,605,000
Working capital adjustment:
Add:  Trade receivable, net                                                            178,085
      Prepaid expenses                                                                 164,140
Less: Accrued liabilities                                                             (745,701)
      Subscriber prepayments                                                           (55,216)
                                                                                  ------------

Adjusted cash received                                                              26,146,308
Add:  Cash on hand                                                                      92,817
Less: Outstanding debt to third parties                                            (13,500,000)
      Brokerage fee                                                                   (665,125)
                                                                                  ------------

     Cash available from sale proceeds                                              12,074,000
                                                                                  ------------

     Portion of sale proceeds to be held in indemnity escrow                        (1,200,000)
                                                                                  ------------

Cash available for distribution by the Partnership to limited partners            $ 10,874,000
                                                                                  ============